UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 12, 2021 (March 10, 2021)

Ouster, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39463	86-2528989
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

350 Treat Avenue

San Francisco, California 94110

(Address of principal executive offices) (Zip Code)

(415) 949-0108

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	OUST	New York Stock Exchange
Warrants to purchase common stock	OUST WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

INTRODUCTORY NOTE

Ouster, Inc., a Delaware corporation (the “Company”) (f/k/a Colonnade Acquisition Corp. (“CLA”)), filed a Current Report on Form 8-K on March 15, 2021, as amended by Amendment No. 1 on Form 8-K/A filed on March 15, 2021 (together, the “Original 8-K”), to report, among other events, the closing of the transactions contemplated by the Merger Agreement between CLA, Ouster Technologies, Inc. (“OTI”) and Beam Merger Sub, Inc. (“Merger Sub”), pursuant to which CLA domesticated as a corporation incorporated under the laws of the State of Delaware and changed its name to “Ouster, Inc.” and (ii) Merger Sub merged with and into OTI (such transactions contemplated by the Merger Agreement, the “Merger”), and related matters under Items 1.01, 2.01, 3.02, 3.03, 4.01, 5.01, 5.02, 5.03, 5.05, 5.06, 8.01, and 9.01 of Form 8-K. The Company is filing this Amendment No. 2 on Form 8-K/A (this “Amendment”) in order to provide restated unaudited pro forma condensed combined financial information of CLA and OTI for the year ended December 31, 2020, as further described below.

As previously reported in the Form 8-K filed by the Company on May 14, 2021, on April 12, 2021, the Acting Director of the Division of Corporation Finance and Acting Chief Accountant of the Securities and Exchange Commission (the “SEC”) together issued a statement regarding the accounting and reporting considerations for warrants issued by special purpose acquisition companies entitled “Staff Statement on Accounting and Reporting Considerations for Warrants Issued by Special Purpose Acquisition Companies (“SPACs”)” (the “SEC Statement”). The SEC Statement discussed certain features of warrants commonly issued in SPAC transactions and stated that warrants with such features should be classified as a liability measured at fair value, with changes in fair value each period reported in earnings, as opposed to equity.

On May 13, 2021, the Company’s Audit Committee of the Board of Directors, after discussion with management of the Company and based on management’s consultation with Marcum LLP, CLA’s independent registered public accounting firm prior to the Merger, and its legal advisors, concluded that CLA’s previously issued consolidated financial statements as of December 31, 2020 and for the period from June 4, 2020 to December 31, 2020 included in CLA’s Annual Report on Form 10-K for the year ended December 31, 2020 should be restated to reflect the impact of the SEC Statement and accordingly, should no longer be relied upon. Similarly, any previously furnished or filed reports, related earnings releases, investor presentations or similar communications describing CLA’s financial results for the year ended December 31, 2020 should no longer be relied upon.

On June 30, 2021, the Company filed an amendment to CLA’s Annual Report on Form 10-K for the year ended December 31, 2020 filed with the SEC on March 9, 2021 (the “Form 10-K/A”) reflecting this restatement. The adjustments to the financial statement items for the affected periods are set forth through expanded disclosure in the financial statements included in the Form 10-K/A, including further describing the restatement and its impact on previously reported amounts.

After consideration of the guidance in the SEC Statement, while the terms of the private placement warrants (“Private Warrants”) and public warrants (the “Public Warrants” and, together with the Private Warrants, the “Warrants”) recorded in the Company’s financial statements have not changed, the Company concluded the Private Warrants should have been classified as a liability under Accounting Standards Codification 815 in the unaudited pro forma condensed combined financial information of CLA and OTI included in the Original 8-K and it must amend the accounting treatment of the Private Warrants recorded in unaudited pro forma condensed combined financial information of CLA and OTI included in the Original 8-K. The warrant agreement providing the terms of the Warrants is attached as Exhibit 4.1 to this Amendment.

The Original 8-K is amended by this Amendment solely to file the amended unaudited pro forma condensed combined financial information of CLA and OTI as of and for the year ended December 31, 2020 as Exhibit 99.2, to file amended audited financial statements of Ouster, Inc. (Old Ouster) as of and for the years ended December 31, 2020 and 2019 (amended to give effect to the reverse recapitalization, as further described in Note 1 to the consolidated financial statements) and to file the Company’s Amended and Restated 2015 Stock Plan and the Form of Subscription Agreement, dated December 21, 2020, by and between the Company and the subscriber party thereto as Exhibit 10.9 and Exhibit 10.10, respectively. Accordingly, the Original 8-K is hereby amended solely to amend and restate Item 9.01 and does not amend any other item of the Original 8-K or purport to provide an update or a discussion of any developments at the Company or its subsidiaries subsequent to the filing date of the Original 8-K. The information previously reported in or filed with the Original 8-K is hereby incorporated by reference to this Amendment. Capitalized terms used but not defined herein have the meanings given to such terms in the Original 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The audited financial statements of Old Ouster as of and for the years ended December 31, 2020 and 2019 are set forth in Exhibit 99.1 hereto and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of CLA and Old Ouster as of and for the year ended December 31, 2020 is set forth in Exhibit 99.2 hereto and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

2.1+	Agreement and Plan of Merger, dated as of December 21, 2020, by and among the Registrant, Beam Merger Sub, Inc. and Ouster, Inc. (incorporated by reference to Exhibit 2.1 to the Registration Statement on Form S-4 (File No. 333-251611) filed on February 10, 2021).

3.1	Certificate of Incorporation of Ouster, Inc. (incorporated by reference to Exhibit 3.1 to the Registration Statement on Form S-4 (File No. 333-251611) filed on March 10, 2021).

3.2	Bylaws of Ouster, Inc. (incorporated by reference to Exhibit 3.2 to the Registration Statement on Form S-4 (File No. 333-251611) filed on March 10, 2021).

4.1	Warrant Agreement, dated August 20, 2020, between Colonnade Acquisition Corp. and Continental Stock Transfer & Trust Company (incorporated by reference to Exhibit 4.1 to the Current Report on Form 8-K filed on August 25, 2020).

4.3	Specimen Warrant Certificate of the Registrant (incorporated by reference to Exhibit 4.3 to the Registrant’s Registration Statement on Form S-1 (File No. 333-240378), filed on August 4, 2020).

10.1+	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.1 to the Registrant’s Current Report on Form 8-K (File No. 001-39463), filed on March 15, 2021).

10.2	Amended and Restated Registration Rights Agreement, by and among Ouster, Inc. and the holders party thereto (incorporated by reference to Exhibit 10.2 to the Registrant’s Current Report on Form 8-K (File No. 001-39463), filed on March 15, 2021).

10.3+	2021 Incentive Award Plan (incorporated by reference to Exhibit 10.3 to the Registrant’s Current Report on Form 8-K (File No. 001-39463), filed on March 15, 2021).

10.3(a)+	Form of Stock Option Agreement under the Ouster, Inc. 2021 Incentive Award Plan (incorporated by reference to Exhibit 10.5(a) to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.3(b)+	Form of Restricted Stock Unit Agreement under the Ouster, Inc. 2021 Incentive Award Plan (incorporated by reference to Exhibit 10.3(b)+ to the Registrant’s Current Report on Form 8-K (File No. 001-39463), filed on March 15, 2021).

10.4#	Manufacturing Services Agreement, dated as of March 5, 2018, by and between Ouster, Inc. and Benchmark Electronics, Inc. (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.5#	Loan and Security Agreement, dated as of November 27, 2018, by and among Ouster, Inc., Runway Growth Credit Fund Inc., and the other parties thereto (incorporated by reference to Exhibit 10.7 to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.5(a)#	First Amendment to Loan and Security Agreement, dated as of March 28, 2019, by and among Ouster, Inc., Runway Growth Credit Fund Inc., and the other parties thereto (incorporated by reference to Exhibit 10.7(a) to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.5(b)	Second Amendment to Loan and Security Agreement, dated as of August 5, 2019, by and among Ouster, Inc., Runway Growth Credit Fund Inc., and the other parties thereto (incorporated by reference to Exhibit 10.7(b) to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.5(c)	Third Amendment to Loan and Security Agreement, dated as of April 3, 2020, by and among Ouster, Inc., Runway Growth Credit Fund Inc., and the other parties thereto (incorporated by reference to Exhibit 10.7(c) to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.5(d)	Fourth Amendment to Loan and Security Agreement, dated as of November 23, 2020, by and among Ouster, Inc., Runway Growth Credit Fund Inc., and the other parties thereto (incorporated by reference to Exhibit 10.7(d) to the Registration Statement on Form S-4 (File No. 333-251611) filed on December 22, 2020).

10.6	Lease, dated September 5, 2017, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13 to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(a)	First Amendment to Lease, dated January 21, 2018, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(a) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(b)	Second Amendment to Lease, dated March 27, 2018, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(b) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(c)	Third Amendment to Lease, dated August 14, 2018, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(c) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(d)	Fourth Amendment to Lease, dated April 4, 2019, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(d) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(e)	Fifth Amendment to Lease, dated July 21, 2019, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(e) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(f)	Sixth Amendment to Lease, dated December 20, 2019, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(f) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.6(g)	Seventh Amendment to Lease, dated May 18, 2020, by and between Ouster, Inc. and Mission Creative Ownership, LLC (incorporated by reference to Exhibit 10.13(g) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.7	NNN Lease, dated September 1, 2017, by and between Ouster, Inc. and SIC-350 Treat, LLC (incorporated by reference to Exhibit 10.14 to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.7(a)	First Amendment to NNN Lease, dated January 1, 2018, by and between Ouster, Inc. and SIC-350 Treat, LLC (incorporated by reference to Exhibit 10.14(a) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.7(b)	Second Amendment NNN Lease, dated March 27, 2018, by and between Ouster, Inc. and SIC-350 Treat, LLC (incorporated by reference to Exhibit 10.14(b) to the Registration Statement on Form S-4 (File No. 333-251611) filed on January 27, 2021).

10.8+	Ouster, Inc. Non-Employee Director Compensation Policy (incorporated by reference to Exhibit 10.8 to the Registrant’s Current Report on Form 8-K (File No. 001-39463), filed on March 15, 2021).

10.9+	Ouster, Inc. Amended and Restated 2015 Stock Plan (incorporated by reference to Exhibit 10.9 to the Registration Statement on Form S-1 (File No. 333-254987) filed on April 2, 2021).

10.10	Form of Subscription Agreement, dated as of December 21, 2020, by and between the Company and the subscribers party thereto (incorporated by reference to Exhibit 99.1 to the Registration Statement on Form S-1 (File No. 333-254987) filed on April 2, 2021).

14.1	Code of Business Conduct and Ethics of Ouster, Inc. (incorporated by reference to Exhibit 14.1 to the Registrant’s Current Report on Form 8-K (File No. 001-39463), filed on March 15, 2021).

16.1	Letter from Marcum LLP to the Securities and Exchange Commission (incorporated by reference to Exhibit 16.1 to the Registrant’s Current Report on Form 8-K (File No. 001-39463), filed on March 15, 2021).

21.1	List of Subsidiaries (incorporated by reference to Exhibit 21.1 to the Registrant’s Current Report on Form 8-K (File No. 001-39463), filed on March 15, 2021).

99.1*	Audited financial statements of Ouster, Inc. (Old Ouster) as of and for the years ended December 31, 2020 and 2019.

99.2*	Unaudited pro forma condensed combined financial information of Colonnade Acquisition Corp. and Old Ouster as of and for the year ended December 31, 2020.

99.3	Management’s Discussion and Analysis of Financial Condition and Results of Operations (incorporated by reference to Exhibit 99.3 to the Registrant’s Current Report on Form 8-K (File No. 001-39463), filed on March 15, 2021).

†

The annexes, schedules, and certain exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Registrant hereby agrees to furnish supplementally a copy of any omitted annex, schedule or exhibit to the SEC upon request.

+	Indicates a management contract or compensatory plan.
#	Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Regulation S-K, Item 601(b)(10).
*	Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ouster, Inc.

Date: July 12, 2021	By:	/s/ Anna Brunelle
	Name:	Anna Brunelle
	Title:	Chief Financial Officer